UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2008

Javelin Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32949	88-0471759

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

125 CambridgePark Drive, Cambridge Massachusetts	02140

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (617) 349-4500

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information
     On June 4, 2008, Javelin Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that it was granted a patent in the European Union that extends patent protection for the Company’s PMI-150 (intranasal ketamine) drug candidate into 2023. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Javelin Pharmaceuticals, Inc. dated June 4, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAVELIN	PHARMACEUTICALS, INC.

By:	/s/ Martin J. Driscoll

Name:	Martin J. Driscoll
Title:	Chief Executive Officer
Dated: June 6, 2008

EXHIBIT INDEX

Number	Document

99.1	Press Release of Javelin Pharmaceuticals, Inc. dated June 4, 2008